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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): December 23, 2003


                           RG GLOBAL LIFESTYLES, INC.
             (Exact name of registrant as specified in its charter)


    CALIFORNIA                     0-25488                     33-0230641
(State or other                  (Commission                (IRS Employer
 jurisdiction of                 File Number)               Identification No.)
 incorporation)


                               200 EXECUTIVE DRIVE
                                NEWMARK, DE 19702
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (302) 266-6000


                        THE L.L. KNICKERBOCKER CO., INC.
          (Former name or former address, if changed since last report)

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                                TABLE OF CONTENTS


ITEM 3.           Bankruptcy or Receivership.
ITEM 7            Exhibits
SIGNATURE
EXHIBIT INDEX
EXHIBIT 2.1
EXHIBIT 2.2

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Item 3.  Bankruptcy or Receivership

         On December 23, 2003, RG Global Lifestyles, Inc., (the "Company") formerly known as The L. L. Knickerbocker Co., Inc., ("LLK"), commenced a distribution of new shares to the former shareholders of LLK and its creditors. The distribution was made pursuant to the Debtor's and Committee's Third Amended Joint Chapter 11 Plan (the "Plan") which was confirmed by an order of the United States Bankruptcy Court for the Central District of California entered on August 15, 2002 (the "Order"). The Plan became effective September 6, 2002.

         Pursuant to the Plan, all outstanding shares of capital stock in LLK and securities convertible into capital stock of LLK were canceled and are being replaced by new shares of common stock in the Company. The Plan provides that the new shares will be distributed as follows: 5% to the former shareholders of LLK as a group, 5% to John Wolfe, as the Liquidating Trustee for the benefit of the unsecured creditors of LLK, and 90% to RG International Ltd. ("RG"), or its designee or assignee. The total number of shares outstanding immediately following completion of the distribution will be 20 million with 1 million shares being distributed to the former shareholders of LLK, 1 million shares being distributed to the Liquidating Trustee, and 18 million shares being distributed to Pacific Century Investments, Ltd. as designee of RG.

         Copies of the Order and the Plan are attached to this report as Exhibits 2.1 and 2.2, respectively.

Item 7.  Financial Statements and Exhibits

         (c)      Exhibits

                  The following exhibits are being filed as part of this report.

                  2.1 Order Confirming Debtor's And Committee's Third Amended Joint Chapter 11 Plan

                  2.2      Debtor's And Committee's Third Amended Joint Chapter
                           11 Plan

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            RG Global Lifestyles, Inc.
                                            --------------------------
                                            (Registrant)



Date:  January 6, 2004                        /s/ Dave Koontz
                                            ---------------------------
                                            Dave Koontz
                                            Secretary

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                                INDEX TO EXHIBITS

Exhibit
Number            Description
------            -----------

EXHIBIT 2.1 ORDER CONFIRMING DEBTOR'S AND COMMITTEE'S THIRD AMENDED JOINT CHAPTER 11 PLAN

EXHIBIT 2.2       DEBTOR'S AND COMMITTEE'S THIRD AMENDED JOINT CHAPTER 11 PLAN

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